UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22530

Salient MLP & Energy Infrastructure Fund

(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX 77027

(Address of principal executive offices) (Zip code)

A. Haag Sherman

4265 San Felipe, Suite 800, Houston, TX 77027

(Name and address of agent for service)

713-993-4675

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Semiannual Report to Shareholders

For the Period May 25, 2011 through May 31, 2011

Letter to Stockholders

July 25, 2011

Dear Fellow Stockholders:

It has been an exciting first two months since our initial public offering (“IPO”) on May 25, 2011. We are pleased to provide you with our first update on the Fund’s (defined below) performance since inception and the progress we have made investing the IPO proceeds. Note that the information contained in this letter is based on data as of July 21, 2011 rather than our first quarter end on May 31, 2011 as the fund had only 6 days of operations during the May quarter.

As a reminder, the Salient MLP & Energy Infrastructure Fund (“Fund”) received net proceeds of $145.9 million from the IPO, which includes the net proceeds from the sale of 6.1 million shares including the shares sold pursuant to the underwriters’ over-allotment option. We are pleased to report that we invested the Fund’s assets ahead of schedule and the Fund is now fully invested, including proceeds from leverage at our target of 25% of total assets. As of July 21, 2011, the Fund had investments at a market value of $199.3 million, which includes the $145.9 million net proceeds from the IPO as well as $50 million that was funded with borrowings under our revolving credit facilities. The Fund’s total long-term investments, as of July 21, are shown in the pie chart below:

Source: Salient Capital Advisors, LLC. July 21, 2011.

We are pleased with the Fund’s investment returns since the IPO on May 25. Immediately following the IPO, the Fund’s net asset value (NAV) totaled $23.87 per share, which represents the offering price less underwriting discounts. On July 21, 2011, the Fund’s NAV was $24.54, which represents an increase of 2.8% from the post-offering NAV.1 As of July 21, 2011 the Fund’s Top 10 holdings are shown below:

Company	Sector	Shares	Amount (in millions)	Percent of Gross Assets
Kinder Morgan Management, LLC	MLP Affiliate	279,210	$18.1	9.5%
Enbridge Energy Management, LLC	MLP Affiliate	473,840	$14.6	7.7%
VOC Energy Trust	Energy Company	489,230	$10.9	6.3%
Enterprise Products Partners	MLP	243,330	$10.2	5.6%
Energy Transfer Equity, L.P.	MLP	241,253	$9.8	5.4%
Teekay Offshore Partners, L.P.	Marine Midstream	313,110	$9.1	4.9%
MV Oil Trust	Energy Company	207,860	$8.4	4.9%
Navios Maritime Partners, L.P.	Marine Midstream	524,740	$9.6	4.8%
El Paso Pipeline Partners, L.P.	MLP	242,600	$8.4	4.6%
Kinder Morgan, Inc.	MLP Affiliate	263,750	$7.7	4.0%

As announced on July 5, the Fund entered into a $55 million revolving credit facility in June, which has a 364-day term and an interest rate of one-month LIBOR plus 95 basis points. In July, the Fund entered into a $14 million credit facility secured by our subsidiary C-Corp portfolio with identical terms (evergreen 364-day facility and an interest rate of one month LIBOR plus 95 basis points). These two credit facilities will be the Fund’s primary method for adding leverage and the Fund is now fully invested at our target leverage ratio of 25% debt-to-total assets. Before entering into both credit facilities, we reviewed available financing alternatives for the Fund. In the final analysis, we concluded that a floating rate credit facility provided the Fund with the most appropriate overall borrowing costs and flexibility.

Dividend Announcement

Today we are announcing our first quarterly distribution of 40 cents per share, which is payable on August 25 to shareholders of record on August 19. This distribution represents a full quarterly distribution based on the expected distributable cash flow generated by our portfolio for the quarter ending August 31, 2011. This initial distribution represents an annualized yield of 6.4% on the Fund’s $25.00 IPO price, and we anticipate that the majority of this distribution will be considered return of capital for 2011 for tax purposes.

MLP Market Update

Although the Fund was only in existence for a short time during the first half of 2011, we believe it is useful to provide investors with an update on the performance of the MLP market for the first half of 2011. The MLP market, as measured by the Alerian MLP Index2, generated a total return of 5.3% from January 1 – June 30, 2011.

1 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

2 The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Certain risk factors have emerged over the past two months. In Washington, D.C., politicians have discussed the possibility of finding new ways to tax private companies which may include MLPs under some scenarios. This potential risk appears to have receded somewhat, and most people (including us) believe that there is no real threat to the MLP tax status until after the 2012 elections (and likely a low risk thereafter).

A second risk factor is the European debt issue, which has created significant concern over the past two months. High yield credit spreads widened by approximately 100 basis points between mid-April and late June due to the Greek situation, but credit spreads rallied (approximately 50 bps) in the last week of June. Not surprisingly, MLPs exhibited a fair degree of volatility over the past two months in conjunction with the movement in credit spreads. For now, the credit markets appear to have calmed down but concerns over a potential Greek default could return at any time.

On the positive side, MLP distribution growth appears to be strong for 2011. Based on consensus estimates, market cap-weighted distribution growth is now expected to be approximately 5.4% for 2011, up from 5.0% at the beginning of the year. Higher distribution growth rates are due in part to the fact that cost of capital remains relatively low, particularly for investment grade MLPs. Ten-year investment grade MLP debt is still pricing at rates below 5%, while equity yields are in the 5-7% range for most investment grade partnerships.

We believe that returns for the MLP asset class will range from 6% to 15% in 2011, with a base case of 11.5%. The table below shows 2011 potential total returns at different yield and growth assumptions for the Alerian MLP Index.

Source: Salient Capital Advisors, LLC. December 2010

As the above chart indicates, the Alerian MLP Index yielded 6.2% on December 31, 2010 and we believe 2011 MLP distribution growth to be approximately 5%. If MLPs end 2011 at the same 6.2% yield and grow distributions by 5%, then 2011 total returns for the Alerian MLP Index should be approximately 11.4%. The shaded box above is the range of most likely outcomes based on our current expectations for MLP yields and distribution growth in 2011.

Capital markets activity for MLPs was very active in the first half of 2011 and we believe activity to be robust for the rest of 2011. MLPs raised over $11.2 billion in equity and $13.9 billion in debt for the first six months of 2011. Moreover, five MLPs went public in 2011 raising $1 billion in equity capital and, currently, four of these IPOs are trading above their IPO prices.

Much of the equity raised was used to finance acquisitions and growth projects, and many MLPs took advantage of attractive interest rates to issue and refinance their debt. We believe that an active market for raising new capital will help facilitate higher distribution growth in the future. MLPs have plentiful access to capital, and analysts are forecasting distribution growth of approximately 5.4% for the Alerian MLP Index during 2011.

Energy Infrastructure Update

On June 28, ICF International (on behalf of the Interstate Natural Gas Association) published a report on future North American energy infrastructure needs and capital spending. In total, ICF estimates that infrastructure expenditures will total $251.1 billion between 2011 and 2035, with the majority spent on natural gas infrastructure. On average, annual natural gas capital expenditures are expected to be $8.2 billion over the next 25 years ($205.2 billion in total), while crude oil and NGL-related capex is expected to average $1.8 billion ($45.9 billion in total).

Natural gas spending is expected to be more front-end loaded, as average capex over the next 10 years is expected to be $9.8 billion, which leaves an average of $7.1 billion for the remaining 15 years. Crude and NGL expenditures are expected to be more evenly distributed over the 25-year timeframe. The tables below summarize the findings of the study.

Natural Gas Infrastructure Requirements	2011 - 2020	2011 - 2035	Average
Natural Gas Transmission Mainline Capacity (Bcf/d)	29.0	43.0	1.7
Miles of Transmission Mainline (1000s)	16.4	35.6	1.4
Cost of Natural Gas Transmission Mainline (Billions)	$46.2	$97.7	$3.9

Miles of Laterals to/from Power Plants, Storage Fields and Processing Plants (1000s)	6.6	13.9	0.6
Cost of Laterals to/from Power Plants, Storage Fields and Processing Plants (Billions)	$14.0	$29.8	$1.2

Miles of Gathering Line (1000s)	165.0	414.0	16.6
Cost of Gathering Line (Billions)	$16.3	$41.7	$1.7

Compression for Pipelines (1000 hp)	3,039.0	4,946.0	197.8
Cost of Compression (Billions)	$5.6	$9.1	$0.4

Natural Gas Storage Capacity (Bcf)	N/A	589.0	23.6
Cost of Natural Gas Storage (Billions)	$3.6	$4.8	$0.2

Processing Capacity (Bcf/d)	18.1	32.5	1.3
Cost of Natural Gas Processing (Billions)	$12.4	$22.1	$0.9

Total Natural Gas Infrastructure Capital Requirements	$98.1	$205.2	$8.2

Crude Oil & NGL Infrastructure Requirements	2011 - 2020	2011 - 2035	Average
Miles of Crude Oil Transmission Mainline (1000s)	13.0	19.3	0.8
Cost of Crude Oil Transmission Mainline (Billions)	$19.6	$31.4	$1.3

Miles of NGL Transmission Mainline (1000s)	10.6	12.5	0.5
Cost of NGL Transmission Mainline (Billions)	$12.3	$14.5	$0.6

Total Natural Gas Infrastructure Capital Requirements	$31.9	$45.9	$1.8

Source: “North American Midstream Infrastructure Through 2035 – A Secure Energy Future” by ICF International, June 28, 2011

Summary

The Fund’s first two months of operations have gone well, and we remain optimistic about the second half of 2011. We believe valuations for MLPs and Energy Infrastructure Companies remain attractive and we continue to forecast low double-digit returns for both sectors during the next few years. We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientmlpfund.com for the latest updates and please sign up to receive email alerts on future press releases by the Fund on our website.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer

MLP Business, Salient Capital Advisors, LLC

Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Statement of Assets & Liabilities

May 31, 2011

(Unaudited)

Assets
Cash	$133,520,000
Receivable for Adviser expense reimbursement	4,397

Total assets	133,524,397

Liabilities
Payable to Adviser	26,384
Accrued expenses and other liabilities	16,640

Total liabilities	43,024

Net assets applicable to common stockholders	$133,481,373

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.01 par value; 5,604,000 shares issued and outstanding (6,400,000 shares authorized)	$5,604
Additional paid-in capital	133,514,396
Accumulated net investment loss	(38,627)

Net assets applicable to common stockholders	$133,481,373

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$23.82

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Statement of Operations

Period from May 25, 2011(1) through May 31, 2011

(Unaudited)

Operating Expenses
Advisory fees	$26,384
Professional Fees	6,603
Accounting and administration fees	2,120
Directors’ fees	1,904
Custodian fees and expenses	953
Other operating expenses	5,060

Total Operating Expenses	43,024

Total Expenses	43,024
Less expense reimbursement by Adviser	(4,397)

Net Expenses	38,627

Net Investment Loss	(38,627)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(38,627)

(1)	Commencement of operations.

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Statement of Changes in Net Assets

Period from May 25, 2011(1) through May 31, 2011

(Unaudited)

Operations
Net investment loss	$(38,627)

Net decrease in net assets applicable to common stockholders resulting from operations	(38,627)

Capital Stock Transactions
Proceeds from initial public offering of 5,600,000 common shares	140,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(6,580,000)

Net increase in net assets applicable to common stockholders from capital stock transactions	133,420,000

Total increase in net assets applicable to common stockholders	133,381,373
Net Assets
Beginning of period	100,000

End of period	$133,481,373

Accumulated net investment loss, net of income taxes, end of period	$(38,627)

(1)	Commencement of operations.

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Financial Highlights

Period from May 25, 2011(1) through May 31, 2011

Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	25.00
Underwriting discounts and offering costs on issuance of common shares	(1.17)
Income from Investment Operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	—

Total decrease from investment operations	(0.01)

Net Asset Value, end of period	$23.82

Per common share market value, end of period	$25.34

Total Investment Return Based on Market Value	1.36	%(3)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$133,481
Ratio of expenses to average net assets before waiver(4)	2.17%
Ratio of expenses to average net assets after waiver(4)	1.97%
Ratio of net investment loss to average net assets before waiver(4)	(2.17)%
Ratio of net investment loss to average net assets after waiver(4)	(1.97)%
Portfolio turnover rate	0.00%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)

Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

May 31, 2011

(Unaudited)

1. ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”) is a newly-organized Delaware statutory trust registered under the Investment Fund Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund has authorized 6,400,000 common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. The Fund commenced operations on May 25, 2011. The Fund’s Shares are listed on the New York Stock Exchange under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to shareholders. The Fund pursues its investment objective by investing at least 80% of the Fund’s total assets in securities of MLPs and Energy Infrastructure Companies.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Salient Capital Advisors, LLC (the “Adviser”), to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF ACCOUNTING

The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“GAAP”).

B. CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

C. INVESTMENT VALUATION

The Fund intends to primarily own securities that are listed on a securities exchange or over-the-counter market. The Fund will value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements, continued

May 31, 2011

(Unaudited)

The Fund may invest up to 50% of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded Fund acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Debt securities will be valued at prices supplied by a Pricing Vendor; except that (1) for corporate debt obligations (including convertible securities listed on an exchange or NASDAQ), the value of the security will be the last sale price on that exchange or NASDAQ on the valuation day; and (2) short-term instruments purchased with a remaining maturity of 60 days or less, maturing at par, will be valued at amortized cost.

D. FEDERAL INCOME TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code (“Code”) in order to qualify as a regulated investment company (“RIC”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes all of its taxable income and net capital gains to its shareholders.

As of May 31, 2011, the Fund did not have any tax position that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax returns are open for examination by tax authorities for a period of three years from the date such returns were filed.

E. USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

F. OFFERING COSTS

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $280,000 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2011.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements, continued

May 31, 2011

(Unaudited)

G. DISTRIBUTION TO SHAREHOLDERS

The Fund intends to make regular Distributions to shareholders. Such Distributions will be determined by the Board and declared. The Fund expects to declare an initial Distribution approximately 90 days following completion of its initial public offering.

The Fund will distribute net investment income and net realized long or short term capital gains in line with the requirements under Subchapter M of the Code so that the Fund will be treated as a RIC.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

H. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may use derivative financial instruments. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. All derivative financial instruments will be recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations. The Fund did not hold any derivative financial instruments during the period ended May 31, 2011.

I. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. AGREEMENTS

Under the terms of the Investment Management Agreement between the Adviser and the Fund, the Adviser is entitled to receive a management fee at an annualized rate of 1.20%, based on the average monthly net assets, excluding any liabilities relating to borrowings. This fee is paid monthly in arrears.

The Adviser has contractually agreed to waive and/or reimburse the Fund for its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly net assets, excluding any liabilities relating to borrowings, for the first 24 months following the Fund’s initial public offering.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.05% on average net assets under $300,000,000 and 0.045% on all average net assets if at any time assets are greater than $300,000,000. The minimum annual fee is $125,000.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements, continued

May 31, 2011

(Unaudited)

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, registrar, dividend paying agent and agent for the DRIP.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s portfolio assets, plus portfolio transaction fees.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy as of May 31, 2011. These assets are measured on a recurring basis.

Description	Fair Value at May 31, 2011	Level 1	Level 2	Level 3
Investments	$—	$—	$—	$—

Total Other	—	—	—	—

Total	$—	$—	$—	$—

There were no transfers between levels during the period from May 25, 2011 through May 31, 2011.

5. INVESTMENT TRANSACTIONS

For the period from May 25, 2011 through May 31, 2011, there was no investment activity.

6. COMMON STOCK

The Fund has 6,400,000 shares of capital stock authorized and 5,604,000 shares outstanding at May 31, 2011. Transactions in common stock for the period ended May 31, 2011, were as follows:

Shares at May 25, 2010	4,000
Shares sold through initial public offering	5,600,000

Shares at May 31, 2011	5,604,000

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements, continued

May 31, 2011

(Unaudited)

7. SUBSEQUENT EVENTS

The Fund began trading activity in early June. The Fund invested approximately 24% of its total assets in a subsidiary C corporation. The subsidiary C corporation is taxed as a corporation at the current federal statutory income tax rate of 35% and a blended state tax rate of 3%.

On June 17, 2011, an over-allotment option of the Fund was exercised. The subsequent issue called for an additional 500,000 Fund shares to be issued with net proceeds of $11,912,500 ($12,500,000 gross proceeds less $562,500 of underwriter discounts and $25,000 of offering costs).

On June 23, 2011 the Fund entered into a $55 million secured revolving credit facility with Bank of America Merrill Lynch. Outstanding loan balances will accrue interest daily at a rate equal to one month Libor plus 0.95%. The Fund will pay a fee of 0.25% on any unused amounts on the credit facility.

On July 12, 2011, an over-allotment option of the Fund was exercised. The subsequent issue called for an additional 26,881 Fund shares to be issued with net proceeds of $640,440 ($672,025 gross proceeds less $30,241 of underwriter discounts and $1,344 of offering costs).

On July 19, 2011, the subsidiary C corporation entered into a $14 million secured revolving credit facility with Bank of America Merrill Lynch. Outstanding loan balances will accrue interest daily at a rate equal to one month Libor plus 0.95%. The subsidiary C corporation will pay a fee of 0.25% on any unused amounts on the credit facility.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Additional Information

(Unaudited)

Director and Officer Compensation

The Fund does not compensate any of its Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2011, the aggregate compensation paid by the Fund to the independent Trustees was $0. The Fund did not pay any special compensation to any of its Trustees or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund is available to stockholders (i) without charge, upon request by calling 1-800-809-0525; and (ii) on the SEC’s website at www.sec.gov.

The Fund has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Fund has made that initial filing for the period ending June 30, 2011, it will be required to make such filings on an annual basis and information regarding how the Fund voted proxies will be available without charge by calling 1-800-809-0525 and on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-809-0525, by visiting the Fund’s website at www.salientmlpfund.com, or by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-809-0525 or by visiting the SEC’s Website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Privacy Policy

The Salient MLP Energy & Infrastructure Fund (the “Fund”) recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

Additional Information, continued

(Unaudited)

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Fund’s Board of Trustees (the “Board”) held on April 25, 2011, the Board considered and approved the Investment Management Agreement between the Fund and the Salient Capital Advisors, LLC (the “Adviser”). In preparation for review of this agreement, the Board, including the members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Adviser (the “Independent Trustees”), requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. At the request of the Independent Trustees, during the April 25, 2011 meeting, representatives of the Adviser made extensive presentations regarding the materials and responded to questions from the Independent Trustees relating to, among other things, proposed portfolio management and use of leverage, the Adviser’s staffing and training program, compliance programs, proposed Fund fee levels and waivers, comparisons to other funds and the Adviser’s financial condition. The Independent Trustees were assisted at all times by independent counsel.

Following the Board’s review, the Board concluded that the Investment Management Agreement should enable the Fund’s shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. The Board did not base its conclusion on any one particular point, took into account the totality of the materials provided and reached its view based upon the following determinations, among others:

The nature, extent and quality of the advisory services to be provided. With respect to the Investment Management Agreement, the Board considered: the background and experience of key investment personnel and the Adviser’s ability to retain them; the Adviser’s focus on analysis of complex asset categories; the Adviser’s disciplined investment approach and commitment to investment principles; the Adviser’s significant investment in and commitment to personnel; the Adviser’s significant compliance efforts and oversight; and, the Adviser’s oversight of and interaction with service providers; and the Adviser’s commitment to supporting the secondary market for the Fund’s shares. The Board concluded that the nature, extent and quality of the management and advisory service to be provided were appropriate and thus support a decision to approve the Investment Management Agreement.

The cost of advisory service to be provided. In analyzing the projected cost of services and profitability of the Adviser, the Board considered the potential revenues and expenses of the Adviser, noting that the analysis necessarily was based on estimates and projections of the Fund’s size, and that the Board would be able to make a much more complete assessment following the commencement of actual operations following the intial two-year period of the Investment Management Agreement. The Board took into account the significant investment by and cost to the Adviser regarding service infrastructure to support the Fund and its investors. The Board recognized that because a decision to use (or increase) the Fund’s leverage would have the effect, all other things being equal, of increasing total assets and, therefore, the Adviser’s management fee, the Adviser may have an incentive to increase the Fund’s use of leverage. Notwithstanding the foregoing, the Independent Trustees considered that the Adviser would seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Board.

In addition, the Board recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the above, the Independent Trustees reviewed the Adviser’s methodology and assumptions for allocating expenses to determine profitability. In reviewing profitability, the Independent Trustees recognized the Adviser’s investment in its fund business. Based on their review, the Independent Trustees concluded that the projected level of profitability for its advisory activities was reasonable in light of the services to be provided.

Board Consideration of the Investment Management Agreement, continued

On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the highly specialized nature of the Fund’s investment program, the Adviser’s financial information, and the estimated costs associated with managing the Fund, the Board concluded that the level of investment management fees is appropriate in light of the services to be provided, the management fees and estimated overall expense ratios of comparable funds and other clients of the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease if the level of Fund assets increase, the Board noted the waiver for two-years of a portion of the fees, and concluded that the management fee is reasonable and reflects the Fund’s complex investments. The Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser may not realize significant if any “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Funds and shareholders.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

4265 San Felipe, 8th Floor
Houston, Texas 77027
Toll-Free: 800-809-0525
Online: www.salientmlpfund.com

NYSE: SMF

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (05/25/11-05/31/11)	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MLP & Energy Infrastructure Fund

By (Signature and Title)	/s/ Greg A. Reid
Greg A. Reid, President & Chief Executive Officer

Date July 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Reid
Greg A. Reid, President & Chief Executive Officer

Date July 28, 2011

By (Signature and Title)	/s/ John E. Price
John E. Price, Treasurer & Chief Financial Officer

Date July 28, 2011